UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
__________________________________________________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 3, 2020
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CURO GROUP HOLDINGS CORP.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3527 North Ridge Road, Wichita, Kansas		67205
(Address of Principal Executive Offices)		(Zip Code)

(316) 772-3801
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	CURO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01    Completion of Acquisition or Disposition of Assets

As previously disclosed, on December 11, 2019, CURO Intermediate Holdings Corp. (the “Purchaser”), a wholly-owned subsidiary of CURO Group Holdings Corp. (the “Company”) entered into a Stock Purchase Agreement (the “SPA”) by and among Doug Rippel, Chad Faulkner, Mike McKnight (each a “Seller” and collectively the “Sellers”) and Ad Astra Recovery Services, Inc. (“Ad Astra”), pursuant to which the Purchaser agreed to purchase from the Sellers all of the outstanding capital stock of Ad Astra for a base purchase price of $15,802,278, subject to customary adjustments for net-working capital, cash and debt (the “Transaction”). Ad Astra is the Company’s exclusive provider of third-party collection services for the Company’s U.S. operations. The Transaction was completed on January 3, 2020. Accordingly, as a result of the Transaction, Ad Astra is now a wholly-owned subsidiary of Purchaser.

The Sellers are founders and significant stockholders of the Company and each Seller is a member of the Company’s board of directors. Mr. Rippel is the Executive Chairman of the Company’s board of directors. A committee of independent directors with independent legal and financial advisors negotiated the Transaction and determined it to be in the best interests of the Company, and the Transaction was approved by the unanimous vote of disinterested members of the Company’s board of directors.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 6th day of January, 2020.

CURO Group Holdings Corp.
By: /s/ Roger Dean_________
Roger Dean
Executive Vice President and Chief Financial Officer